UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2006

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2006, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2006-1)

                           Impac Secured Assets Corp.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                California                          333-126304-01                              33-071-5871
--------------------------------------------    ----------------------                ------------------------------
       (STATE OR OTHER JURISDICTION                  (COMMISSION                            (I.R.S. EMPLOYER
             OF INCORPORATION)                      FILE NUMBER)                           IDENTIFICATION NO.)

             1401 Dove Street                                                                     92660
         Newport Beach, California
--------------------------------------------                                          ------------------------------
           (ADDRESS OF PRINCIPAL                                                               (ZIP CODE)
            EXECUTIVE OFFICES)

Registrants telephone number, including area code, is (949) 475-3600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        Completion of Acquisition or Disposition of Assets.
                  --------------------------------------------------

         On March 30, 2006, a single series of certificates, entitled Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2006-1 (the "Certificates"), were issued pursuant to an Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Agreement") among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer and Deutsche Bank National Trust Company, as trustee (the "Trustee").

Item 8.01.        Other Events.
                  ------------

Description of the Mortgage Pool

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Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------
          99.1            Characteristics of the Mortgage Pool as of March 1,
                          2006, relating to Impac Secured Assets Corp., Mortgage
                          Pass-Through Certificates, Series 2006-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            IMPAC SECURED ASSETS CORP.


                                             By:  /s/ Richard J. Johnson
                                                  ----------------------
                                                  Name:    Richard J. Johnson
                                                  Title:   EVP, CFO


Dated: April 14, 2006

                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------                     -----------
99.1                               Characteristics of the Mortgage Pool as of
                                   March 1, 2006, relating to Impac Secured
                                   Assets Corp., Mortgage Pass-Through
                                   Certificates, Series 2006-1.

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                                THE MORTGAGE POOL